SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: March 1, 2004

Under the section titled “TCW Galileo Total Return Bond Fund” at page 23, Frederick H. Horton is deleted as a Fund portfolio manager.

Under the section titled “Portfolio Managers” at page 35, Frederick H. Horton is deleted.

June 15, 2004

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